UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2014 (January 13, 2014)

Behringer Harvard Multifamily REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53195	20-5383745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At meetings of the Compensation Committee of the board of directors (the “Committee”) and the board of directors (the “Board”) of Behringer Harvard Multifamily REIT I, Inc., a Maryland corporation (which may be referred to herein as the “Company,” “we,” “our” or “us”) held on January 13, 2014, the Committee and Board adopted a form of Restricted Stock Unit Award Agreement to govern the terms of awards of restricted stock units (“RSUs”) granted to employees.  The form of Restricted Stock Unit Award Agreement is included as Exhibit 10.1 hereto and is incorporated in this Item 5.02 by reference.

Each RSU governed by the form of Restricted Stock Unit Award Agreement will relate to one share of our common stock and be granted pursuant to the Behringer Harvard Multifamily REIT I, Inc. Amended and Restated 2006 Incentive Award Plan.  Each RSU will entitle the holder to cash dividends as if he or she held a share of our common stock, regardless of vesting.  Subject to continuous employment of the grantee by the Company, each RSU will vest (i) one-third on the 13-month anniversary of the grant date, (ii) one-third on the second anniversary of the grant date, and (iii) one-third on the third anniversary of the grant date.  Notwithstanding the foregoing, the grantee will become fully vested in the RSUs in the event of a change of control of the Company, his or her death or disability, the termination of employment of the grantee without “cause” (as defined in the applicable employment agreement) by the Company or termination of employment by the grantee for “good reason” (as defined in the applicable employment agreement).  If the grantee’s employment with the Company terminates for any reason (other than death, disability, termination of employment without “cause” (as defined in the applicable employment agreement) by the Company or termination of employment by the grantee for “good reason” (as defined in the applicable employment agreement)), then any unvested RSUs shall automatically be forfeited.

Regardless of the vesting of the RSUs, if the grantee has executed a deferral election form, the settlement date specified in such form shall apply and no shares of stock shall be issued to the grantee until the delayed settlement date.  The grantee may defer settlement until the earlier of (a) the grantee’s separation from service, the grantee’s death or a change of control of the Company or (b) a date chosen by the grantee that is at least three years from the grant date.  The form of Deferral Election Form is included as Exhibit 10.2 hereto and is incorporated in this Item 5.02 by reference.

Item 9.01                                            Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Form of Restricted Stock Unit Award Agreement under the Company’s Amended and Restated Incentive Award Plan.

10.2                        Form of Deferral Election Form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD MULTIFAMILY REIT I, INC.
(Registrant)

January 14, 2014	/s/ Daniel J. Rosenberg
Daniel J. Rosenberg
General Counsel — Securities and Risk Management and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Award Agreement under the Company’s Amended and Restated Incentive Award Plan.

10.2	Form of Deferral Election Form.